Pension and other postretirement benefits	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Pension and other postretirement benefits
Note 12: Pension and other postretirement benefits

We have historically provided certain health care benefits for a large number of retired employees. Employees hired prior to January 1, 2002 become eligible for benefits if they attain the appropriate years of service and age prior to retirement. Employees hired on January 1, 2002 or later are not eligible to participate in our retiree health care plan. In addition to our retiree health care plan, we also have a supplemental executive retirement plan (SERP) in the United States. Additionally, we had a pension plan that covered certain Canadian employees which was settled during 2009 and we had a Canadian SERP which was settled during 2008.

Effective April 30, 2009, we amended our postretirement benefit plan to decrease the minimum age for eligibility to receive the maximum available benefits from age 58 to age 51 and to decrease the service requirement for maximum retiree cost sharing from 30 years to 25 years. As a result of this amendment, the plan assets and liabilities were re-measured as of April 30, 2009, reducing the underfunded amount of the plan from $60.4 million as of December 31, 2008 to $55.9 million as of April 30, 2009. The reduction in the underfunded amount was primarily due to a change in the discount rate assumption from 6.6% as of December 31, 2008 to 7.25% as of April 30, 2009. The other actuarial assumptions were consistent with those utilized in our determination of the benefit obligation and funded status as of December 31, 2008. Prior to the April 30, 2009 plan amendment and re-measurement, unrecognized actuarial gains and losses were being amortized over the average remaining service period of plan participants, which was 8.2 years as of December 31, 2008. Because the plan amendment increased the number of participants currently eligible to receive the maximum available benefits, almost all of the plan participants were classified as inactive subsequent to the plan amendment. As such, actuarial gains and losses are required to be amortized over the average remaining life expectancy of inactive plan participants, which was 18.8 years as of April 30, 2009. This change resulted in a $5.2 million decrease in postretirement benefit expense for 2009, as compared to the expense we had expected for 2009 prior to the plan amendments.

Obligations and funded status – The following tables summarize the change in benefit obligation, plan assets and funded status during 2010 and 2009:

(in thousands)	Postretirement benefit plan	Pension plans
Change in benefit obligation:
Benefit obligation, December 31, 2008	$129,165	$9,261
Interest cost	8,560	261
Actuarial loss (gain) – net	7,741	(252)
Benefits paid from plan assets, the VEBA trust (see Note 11) and company funds	(11,320)	(368)
Plan amendments	4,065	—
Settlement	—	(5,252)
Medicare Part D reimbursements	704	—
Currency translation adjustment	—	(195)
Benefit obligation, December 31, 2009	138,915	3,455
Interest cost	7,282	179
Actuarial loss – net	5,781	198
Benefits paid from the VEBA trust (see Note 11) and company funds	(11,363)	(324)
Medicare Part D reimbursements	726	—
Benefit obligation, December 31, 2010	$141,341	$3,508

Change in plan assets:
Fair value of plan assets, December 31, 2008	$68,728	$5,212
Actual gain on plan assets	21,592	172
Company contributions	—	84
Benefits and expenses paid	—	(44)
Settlement	—	(5,252)
Currency translation adjustment	—	(172)
Fair value of plan assets, December 31, 2009	90,320	—
Actual gain on plan assets	10,990	—
Fair value of plan assets, December 31, 2010	$101,310	$—

Funded status, December 31, 2009	$(48,595)	$(3,455)
Funded status, December 31, 2010	$(40,031)	$(3,508)

Plan assets of our postretirement medical plan do not include the assets of the VEBA trust discussed in Note 11. Plan assets consist only of those assets invested in a trust established under section 401(h) of the Internal Revenue Code. These assets can be used only to pay retiree medical benefits for employees who retired after 1986, which represents 79% of the total number of retirees receiving medical benefits as of December 31, 2010. The assets of the VEBA trust may be used to pay medical and severance benefits for both active and retired employees.

For the United States SERP plan as of December 31, 2010 and 2009, the accumulated benefit obligation equaled the projected benefit obligation as of both dates.

Amounts recognized in the consolidated balance sheets as of December 31 were as follows:

	Postretirement benefit plan		Pension plan
(in thousands)	2010	2009	2010	2009
Accrued liabilities	$—	$—	$324	$324
Other non-current liabilities	40,031	48,595	3,184	3,131

Amounts included in other comprehensive loss that have not been recognized as components of postretirement benefit expense were as follows:

	Postretirement benefit plan		Pension plan
(in thousands)	2010	2009	2010	2009
Unrecognized prior service credit	$(24,440)	$(28,182)	$—	$—
Unrecognized net actuarial loss (gain)	108,358	111,748	161	(36)
Tax effect	(31,334)	(31,201)	(53)	21
Amount recognized in accumulated other comprehensive loss, net of tax	$52,584	$52,365	$108	$(15)

The unrecognized prior service credit for our postretirement benefit plan resulted from a 2003 curtailment and other plan amendments. These changes resulted in a reduction of the accumulated postretirement benefit obligation. This reduction was first used to reduce any existing unrecognized prior service cost, then to reduce any remaining unrecognized transition obligation. The excess is the unrecognized prior service credit. The prior service credit is being amortized on the straight-line basis over a weighted-average period of 16 years. Unrecognized actuarial gains and losses are being amortized over the average remaining life expectancy of inactive plan participants, which is currently 17.4 years. The unrecognized net actuarial loss for our postretirement benefit plan resulted from experience different from that assumed and from changes in assumptions.

Amounts included in accumulated other comprehensive loss as of December 31, 2010 which we expect to recognize in postretirement benefit expense during 2011 are as follows:

(in thousands)	Postretirement benefit plan
Prior service credit	$(3,742)
Net actuarial loss	5,415
Total	$1,673

Net pension and postretirement benefit expense – Net pension and postretirement benefit expense for the years ended December 31 consisted of the following components:

	Postretirement benefit plan			Pension plans
(in thousands)	2010	2009	2008	2010	2009	2008
Service cost	$—	$—	$94	$—	$—	$—
Interest cost	7,282	8,560	7,955	179	262	497
Expected return on plan assets	(7,226)	(5,919)	(8,732)	—	(57)	(265)
Amortization of prior service credit	(3,742)	(3,815)	(3,959)	—	—	—
Amortization of net actuarial loss	5,406	8,383	9,477	—	9	8
Total periodic benefit expense	1,720	7,209	4,835	179	214	240
Settlement loss	—	—	—	—	402	221
Net periodic benefit expense	$1,720	$7,209	$4,835	$179	$616	$461

Actuarial assumptions – In measuring benefit obligations as of December 31, the following discount rate assumptions were used:

	Postretirement benefit plan		Pension plan
	2010	2009	2010	2009
Discount rate	4.90%	5.45%	4.90%	5.45%

The discount rate assumption is based on the rates of return on high-quality, fixed-income instruments currently available whose cash flows match the timing and amount of expected benefit payments. In determining the discount rate, we utilize the Hewitt Top Quartile and the Citigroup Pension Discount yield curves to discount each cash flow stream at an interest rate specifically applicable to the timing of each respective cash flow. The present value of each cash flow stream is aggregated and used to impute a weighted-average discount rate.

In measuring net periodic benefit expense for the years ended December 31, the following assumptions were used:

	Postretirement benefit plan			Pension plans
	2010	2009	2008	2010	2009	2008
Discount rate(1)	5.45%	7.25%	6.20%	5.45%	4.06% - 6.60%	4.43% - 6.20%
Expected return on plan assets	8.00%	8.50%	8.50%	—	4.50%	4.50%

(1) For 2009, the rate presented for our postretirement benefit plan was used from April 30, 2009 through December 31, 2009, the period subsequent to the 2009 plan amendments. A discount rate of 6.60% was used for the period from January 1, 2009 through April 30, 2009.

In determining the expected long-term rate of return on plan assets, we utilize our historical returns and then adjust these returns for estimated inflation. Our inflation assumption is primarily based on analysis of historical inflation data.

In measuring the benefit obligation for our postretirement benefit plan, the following assumptions for health care cost trend rates were used:

	2010	2009	2008
	All participants	All participants	Participants under age 65	Participants over age 65
Health care cost trend rate assumed for next year	7.75%	8.00%	7.50%	8.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.25%	5.25%
Year that the rate reaches the ultimate trend rate	2017	2017	2012	2014

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

(in thousands)	One-percentage-point increase	One-percentage-point decrease
Effect on total of service and interest cost	$107	$(103)
Effect on benefit obligation	2,178	(2,096)

Plan assets – The allocation of plan assets by asset category as of December 31 was as follows:

	Postretirement benefit plan
	2010	2009
U.S. large capitalization equity securities	34%	33%
International equity securities	18%	18%
Mortgage-backed securities	14%	14%
Government debt securities	13%	8%
U.S. corporate debt securities	10%	14%
U.S. small and mid-capitalization equity securities	8%	7%
Other debt securities	3%	6%
Total	100%	100%

Our postretirement benefit plan has assets that are intended to meet long-term obligations. In order to meet these obligations, we employ a total return investment approach which considers cash flow needs and balances long-term projected returns against expected asset risk, as measured using projected standard deviations. Risk tolerance is established through consideration of projected plan liabilities, the plan’s funded status, projected liquidity needs and current corporate financial condition.

We adopted new target asset allocation percentages for our postretirement benefit plan in August 2009 based on our liability and asset projections. The targeted allocation of plan assets is 33% large capitalization equity securities, 42% fixed income securities, 18% international equity securities and 7% small and mid-capitalization equity securities.

Information regarding fair value measurements of plan assets as of December 31, 2010 was as follows:

		Fair value measurements using
(in thousands)	Fair value as of December 31, 2010	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
U.S. large capitalization equity securities	$34,332	$34,332	$—	$—
International equity securities	18,357	18,357	—	—
Mortgage-backed securities	14,113	—	14,113	—
Government debt securities	13,531	7,544	5,987	—
U.S. corporate debt securities	9,725	8,611	1,114	—
U.S. small and mid-capitalization equity securities	8,153	8,153	—	—
Other debt securities	3,099	2,825	274	—
Total	$101,310	$79,822	$21,488	$—

Information regarding fair value measurements of plan assets as of December 31, 2009 was as follows:

		Fair value measurements using
(in thousands)	Fair value as of December 31, 2009	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
U.S. large capitalization equity securities	$29,941	$29,941	$—	$—
International equity securities	16,219	16,219	—	—
U.S. corporate debt securities	12,845	9,347	3,498	—
Mortgage-backed securities	12,647	—	12,647	—
Government debt securities	6,665	5,270	1,395	—
U.S. small and mid-capitalization equity securities	6,484	6,484	—	—
Other debt securities	5,519	4,874	645	—
Total	$90,320	$72,135	$18,185	$—

The fair value of mortgage-backed securities is estimated using pricing models with inputs derived principally from observable market data. The fair value of our other Level 2 debt securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flow calculations that maximize observable inputs, such as current yields for similar instruments adjusted for trades and other pertinent market information.

Investments, in general, are subject to various risks, including credit, interest and overall market volatility risks. During 2008, the equity and bond markets experienced a significant decline in value. As such, the fair values of our plan assets decreased significantly during the year, contributing to higher postretirement benefit expense in 2009. See Note 17 for a discussion of market risks related to our plan assets.

Cash flows – We are not contractually obligated to make contributions to the assets of our postretirement benefit plan, and we do not anticipate making any such contributions during 2011. However, we do anticipate that we will pay net retiree medical benefits of $10.4 million during 2011.

We have fully funded the United States SERP obligation with investments in company-owned life insurance policies. The cash surrender value of these policies is included in long-term investments in the consolidated balance sheets and totaled $6.3 million as of December 31, 2010 and $6.0 million as of December 31, 2009. We plan to pay pension benefits of $0.3 million during 2011.

The following benefit payments are expected to be paid during the years indicated:
	Postretirement benefit plan			Pension plan
(in thousands)	Gross benefit payments	Expected Medicare subsidy	Net benefit payments	Gross benefit payments
2011	$11,300	$900	$10,400	$320
2012	11,900	1,000	10,900	310
2013	12,700	1,100	11,600	300
2014	13,500	1,200	12,300	300
2015	13,500	1,200	12,300	290
2016 – 2020	64,400	7,100	57,300	1,330